UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

NextMedia Operating, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-84416	84-154397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddlers Green Circle, Suite 360E Greenwood Village Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 694-9118

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on October 11, 2005, NextMedia Operating, Inc. (the “Company”) announced that it was commencing a tender offer and consent solicitation (the “Offer”) for its 10.75% Senior Subordinated Notes due 2011 (the “Notes”). The consents were solicited to eliminate substantially all of the restrictive covenants, certain affirmative covenants and certain events of default contained in the indenture pursuant to which the Notes were issued (the “Indenture”). On October 26, 2005, the Company announced that as of October 25, 2005 it had received the requisite consents to amend the Indenture.

As a result of the receipt of the requisite consents in respect of the Notes, the Company, the guarantors named therein and U.S. Bank National Association, as trustee, executed a supplemental indenture, dated as of October 25, 2005 (the “Supplemental Indenture”), to the Indenture in order to effect the proposed amendments to the Notes and the Indenture.

The Supplemental Indenture will not become operative unless and until the Notes are accepted for payment pursuant to the Offer.

The Supplemental Indenture will change the terms of the Indenture and the Notes to delete the following provisions:

Existing Section Number	Caption
4.03	Corporate Existence
4.04	Payment of Taxes and Other Claims
4.05	Maintenance of Properties and Insurance
4.06 (other than clause (a) thereof)	Compliance Certificate; Notice of Default
4.08	SEC Reports
4.09	Waiver of Stay, Extension or Usury Laws
4.10	Limitation on Restricted Payments
4.11	Limitation on Restrictions on Distributions from Restricted Subsidiaries
4.12	Limitation on Affiliate Transactions
4.13	Limitation on Indebtedness
4.14	Change of Control
4.15	Limitation on Sales of Assets
4.16	Future Guarantors
4.17	Limitation on Liens
4.18	Limitation on Preferred Stock of Restricted Subsidiaries
4.19	Prohibition on Incurrence of Senior Subordinated Indebtedness
4.20	Limitation on Sale/Leaseback Transactions
4.21	Limitation on Business Activities
5.01 (clauses (2) through (4))	Merger, Consolidation, and Sale of Assets
5.03 (clauses (2) and (3) and the last sentence)	Merger, Consolidation, and Sale of Assets of Any Subsidiary Guarantor
6.01 (paragraphs (5) and (8))	Events of Default
8.02 (paragraphs (b) and (f))	Defeasance and Discharge of Indenture
8.03 (paragraphs (b) and (f))	Defeasance of Certain Obligations

In addition, the second and third paragraphs of the definition of “Unrestricted Subsidiary” in the Indenture will be deleted.

This description of the Supplemental Indenture is qualified in its entirety by reference to its complete text. The Supplemental Indenture is filed as Exhibit 4.1.

Item 3.03	Material Modification to Rights of Security Holders

See Item 1.01

Item 8.01	Other Events

On October 26, 2005, the Company issued a press release announcing that it had received the requisite consents to amend the Indenture. A copy of that press release in attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

4.1	Supplemental Indenture, dated as of October 25, 2005, among NextMedia Operating, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Press release issued by NextMedia Operating, Inc. on October 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextMedia Operating, Inc.

Date: October 26, 2005	By:	/s/ Sean R. Stover
	Name:	Sean R. Stover
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Supplemental Indenture, dated as of October 25, 2005, among NextMedia Operating, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

Exhibit 99.1	Press release issued by NextMedia Operating, Inc. on October 26, 2005.